UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 20, 2006
                                (Date of Report)

                             ACL SEMICONDUCTORS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-50140                16-1642709
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


              B24-B27,1/F., BLOCK B, PROFICIENT INDUSTRIAL CENTRE,
                      6 WANG KWUN ROAD, KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                011-852-2799-1996
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Termination of previous independent public accountants:

         (1) On December 19, 2006, Stonefield Josephson, Inc. ("SJI") was dismissed as the Registrant's independent auditors.

         (2) SJI submitted an audit report on April 12, 2006 (except for Note 13 for which the date was April 13, 2006) on the Registrant's financial statements for the years ended December 31, 2005 and December 31, 2004. The submitted audit reports contained no adverse opinion, disclaimer of opinion, modification or qualification.

         (3) The removal of SJI was unanimously approved by the Board of Directors of the Registrant on December 19, 2006.

         (4) During the interim period ended September 30, 2006, SJI and the Registrant had a disagreement regarding applicability of FIN 46 issued by the U.S. Financial Accounting Standards Board. If the disagreement had not been resolved to the satisfaction of SJI, it would have made a reference to the subject matter of the disagreement in connection with its report. The Registrant was a party to two cross corporate guarantees with variable interest involving Classic Electronics Ltd. ("Classic"). SJI had requested consolidation of the results of Classic for the period February 21, 2006 to September 30, 2006 and de-consolidation of such results for the year ending December 31, 2006. The Registrant had disagreed with SJI and believed that a consolidation of the Registrant and Classic was not required under FIN 46 because such cross corporate guarantees were: (a) temporary in nature and released at the date of issue of this report, (b) had no adverse implication or expected impact on the financial position of the Registrant as the cross-guarantees given by the Registrant were fully secured by collateral provided by Classic, and (c) did not crystallize any gain or loss on the Registrant. Further, the Registrant believed that the benefits of adoption of FIN 46 accounting policy cannot outweigh the costs. Since the Registrant had abandoned the strategic initiative to acquire Classic for the foreseeable future, the temporary consolidation of the results of operations and financial position of Classic will effectively make the Registrant's financial statements incomparable to its past and future filings. It will not make the Registrant's financial statements present more fairly its financial position, results of operation and cash flows for the 9-month period then ended.

         The board of directors of the Registrant discussed the inapplicability of FIN 46 with SJI. The Registrant has authorized SJI to respond fully to the inquiries of Jeffrey Tsang & Co. ("JTC"), the accountant who has succeeded SJI concerning the inapplicability of FIN 46.

         (5) Pursuant to Item 304(a)(3) of Regulation S-K, the Registrant has provided SJI with a copy of this Form 8-K. The Registrant has requested SJI to furnish a letter addressed to the Commission stating that it agrees with the above statements and, if not, stating the respects in which it does not agree. The Registrant has requested SJI to provide the letter as promptly as possible so that the Registrant can file the letter with the Commission within 10 business days after the filing of this report. Upon receipt of such letter, the Registrant shall file such letter as an amendment to this Form 8-K as Exhibit 16.1, which will be filed with the Commission within two (2) business days of the receipt of such letter.



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(b) Appointment of Independent Auditors:

         (1) On December 19, 2006, the Registrant's Board of Directors unanimously approved the engagement of JTC, as its auditors. The Registrant authorized SJI to fully respond to any and all inquiries of JTC, concerning the finances and previously performed audits of the Registrant.

         (2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging JTC, neither the Registrant (nor someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter, except as set forth below:

The Registrant consulted JTC regarding the applicability of FIN 46 in connection with the matters referenced herein. The advice provided by JTC was an important factor considered by the Registrant in reaching a decision as to the reporting issue.

The Registrant consulted JTC about the applicability of FIN 46 in connection with two cross corporate guarantees with variable interest involving Classic. In its letter dated December 19, 2006, filed as Exhibit 16.2 to this report, JTC had expressed the view that that a consolidation of the Registrant and Classic was not required under FIN 46 because such cross corporate guarantees were: (a) temporary in nature and released at the date of issue of this report, (b) had no adverse implication or expected impact on the financial position of the Registrant as the cross-guarantees given by the Registrant were fully secured by collateral provided by Classic, and (c) did not crystallize any gain or loss on the Registrant. The benefits of adoption of FIN 46 accounting policy cannot outweigh the costs. Since the Registrant had abandoned the strategic initiative to acquire Classic for the foreseeable future, the temporary consolidation of the results and financial position of Classic will effectively make the Registrant's financial statements incomparable to its past and future filings. It will not make the Registrant's financial statements present more fairly its financial position, results of operation and cash flows for the 9-month period then ended.

The Registrant had consulted SJI about the applicability of FIN 46 in connection with Classic. SJI had requested consolidation of the results of Classic for the period February 21, 2006 to September 30, 2006 and de-consolidation of such results for the year ending December 31, 2006.

         (3) The Registrant permitted JTC to review this Form 8-K before it was filed. The Registrant has provided JTC with an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification, of the Registrant's views or the respects in which it does not agree with the statements made in response to this disclosure. JTC has not furnished the Registrant with a clarification or disagreement with the information set forth herein, other than the letter dated December 19, 2006, filed as Exhibit 16.2 to this report.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a) None.

              (b) None.



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              (c) Exhibits.

                  Exhibit 16.1  Letter from Stonefield Josephson, Inc.*

                  Exhibit 16.2 Letter from Jeffrey Tsang & Co. dated December 19, 2006 to the Registrant


* To be filed by amendment.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  DECEMBER 20, 2006

                                            ACL SEMICONDUCTORS INC.



                                            By:   /s/ Chung-Lun Yang
                                               ---------------------------------
                                               Name:  Chung-Lun Yang
                                               Title: Chief Executive Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

16.1            Letter from Stonefield Josephson, Inc.*

16.2            Letter from Jeffrey Tsang & Co. dated December 19, 2006 to the
                Registrant




* To be filed by amendment.


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